EXHIBIT 10.97

VOTING TRUST AGREEMENT

THIS VOTING TRUST AGREEMENT (the “Agreement” or “Trust Agreement”) is entered into by and among the undersigned parties appearing on the signature page (collectively, the “Stockholders”, and each individually, a “Stockholder”), each a holder of a certain number of shares (and/or a holder of a stock purchase warrant (the “Warrant”) for the right to purchase a certain number of shares) of Series B Preferred Stock, at $0.0001 par value (the “Series B Preferred Stock”), convertible into shares of Common Stock, at $0.0001 par value (“Common Stock”) of ELITE DATA SERVICES INC., a Florida corporation (the “Company”), collectively hereinafter referred to as (the “Shares”), and Eilers Law Group, PA, Attn: William Robinson Eilers, Esq. (collectively with any and all successors, the “Voting Trustee”) as of March 14, 2017.

WHEREAS, the Stockholders and the Voting Trustee desire to create a voting trust upon the terms and subject to the conditions in this Agreement (the “Voting Trust”);

NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

1) Deposit. Each Stockholder hereby agrees that he/she/it will forthwith assign to and deposit with the Voting Trustee the number of Shares, held in either certificate(s) or book entry, set forth beneath his/her/its signature hereto, together with proper assignment or assignments thereof, substantially in the form of Exhibit A attached hereto. Each Stockholder further agrees to immediately deposit with the Voting Trustee in a like manner any and all Shares acquired (or the right to be acquired pursuant to an issued Warrant) by him/her/it after the date of this Agreement.

Pursuant to the terms of that certain Definitive Agreement (the “Definitive Agreement”), dated August 26, 2016, as amended, attached hereto as Exhibit D, and Amendment No. 2 to the Definitive Agreement (the “Amendment No. 2”), dated February 24, 2017, attached hereto as Exhibit E, by and between the Company and WOD Holdings Inc., a Delaware corporation (“WODH”), the Company has agreed to issue to and deposit with the Voting Trustee a certain amount of Shares equal to a total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, as referenced in the execution of an assignment, in the form of Exhibit A attached hereto, to be held in the Voting Trust for the benefit of WODH (also referred to herein as a “Stockholder”), pursuant to certain terms of the Definitive Agreement, as amended, and Amendment No. 2, and in accordance with the terms of this Agreement.

Further, upon the execution of this Agreement, the Company hereby approves in advance, and Dr. James G. Ricketts, and Stephen Antol (each a Stockholder), jointly and severally hereby agree to each deposit with the Voting Trustee a total of 500,000 shares of Series B Preferred Stock (for a total of 1,000,000 shares), owned and held by each of them as Stockholders, as referenced in the execution of two (2) separate assignments, in the form of Exhibit A attached hereto, which shall, thereafter, upon the completion by the Company of a reverse split of 1:1000 of its Common Stock, be converted by the Company and Voting Trustee into a total of 5,000 shares of Series B Preferred Stock each (for total of 10,000 shares), and 495,000 shares of Common Stock each (for a total totaling 990,000 shares), to be held by the Voting Trustee in the Voting Trust for the benefit of each such Stockholder, in accordance with the terms of this Agreement.

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In addition, upon the execution of this Agreement, the Company hereby approves, and Birch First Capital Investments LLC (f/k/a Birch First Capital Fund LLC), a Delaware limited liability company, and Baker & Myers & Associates, LLC, a Nevada limited lability company (each a Stockholder), hereby mutually agree to the assignment and transfer of the ownership interest into two (2) separate stock purchase warrants (each a “Warrant” and collectively the “Warrants”) for the right to purchase a total of 4,000,000 and 3,000,000 shares of Series B Preferred Stock, respectively, owned and held by each such Stockholder, respectively (totaling 7,000,000 shares), to the Voting Trustee, as referenced in the execution of two (2) separate assignments, in the form of Exhibit A attached hereto to, which shall, thereafter, upon the completion by the Company of a reverse split of 1:1000 of its Common Stock, be simultaneously exercised and converted by the Company and Voting Trustee into a total of 40,000 shares and 30,000 of Series B Preferred Stock each (for total of 70,000 shares), and 3,960,000 shares and 2,970,000 shares of Common Stock, respectively (for a total totaling 6,930,000 shares), to be held by the Voting Trustee in the Voting Trust for the benefit of each such Stockholder, in accordance with the terms of this Agreement.

2) Becoming a Party. Any holder of Shares (and/or a holder of a Warrant for the right to purchase certain number of shares) may become a Stockholder (and, accordingly, a party to this Agreement) by executing this Agreement and depositing his/her/its certificate(s) (or book entry) for his/her/its Shares with the Voting Trustee, either properly endorsed in blank or endorsed to the Voting Trustee.

3) Voting Trust Certificates. Upon the receipt from a Stockholder of a certificate(s) (or book entry) for the Shares together with proper assignment or assignments thereof, the Voting Trustee will deliver or cause to be delivered to such Stockholder a voting trust certificate or certificates (“Voting Trust Certificates”) substantially in the form of Exhibit B attached hereto, representing the number of Shares (or Warrant for the right to purchase a certain number of Shares) received from such Stockholder.

4) Transferability of Voting Trust Certificates. Voting Trust Certificates shall be transferable only upon the same terms and conditions and subject to the same restrictions as are applicable to the underlying Shares, whether or not such terms, conditions and restrictions are set forth in the bylaws of the Company, in a separate agreement or otherwise, including, but not limited, the terms of that certain Definitive Agreement, as amended and Amendment No.2, attached hereto. Any transfer of a Voting Trust Certificate shall vest in the transferee all rights and interests of the transferor in and under such Voting Trust Certificate and under this Agreement, and upon such transfer, the Voting Trustee will deliver or cause to be delivered to the transferee a Voting Trust Certificate for the same number of Shares as are represented by the Voting Trust Certificate so transferred. Until such transfer, the Voting Trustee and the Company may treat the registered holder of a Voting Trust Certificate as the owner thereof for all purposes whatsoever. If any Voting Trust Certificate shall be claimed to be lost or destroyed, a new Voting Trust Certificate may be issued in lieu thereof upon such proof of loss and such security as may be required by the Voting Trustee.

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5) Title. Title to all Shares deposited hereunder (“Trust Shares”) shall be vested in the Voting Trustee and shall be transferred to the Voting Trustee or to its nominee or nominees on the books of the Company, and the Voting Trustee shall possess and be entitled to exercise with respect to the Trustee Shares all voting rights of holders of the Trust Shares of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including:

(a)	any amendment of the Certificate of Incorporation or the Bylaws of the Company,

(b)	consolidation with or merger into any other corporation,

(c)	changes in the number of directors,

(d)	increases in the number of, or reclassification of, shares of the Company’s stock, and

(e)	the dissolution of the Company,

all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, so as long as such powers do not circumvent or void the effectiveness of any and all agreements executed by Company as of the date of this Agreement or during the time in which this Agreement is in effect (e.g. advisory and management, shareholder and/or subscription agreements, etc.). It is expressly understood and agreed none of the holders of Voting Trust Certificates shall have any right, either under such Voting Trust Certificates or under this Agreement, or under any agreement express or implied, or otherwise, to vote any of the Trust Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

6) Restriction on Encumbrances. The Voting Trustee shall not sell, pledge, hypothecate, mortgage or place any security interest upon, exchange or dispose of all or any part of the Trust Shares.

7) Dividends; Other Distributions. The registered holder of each Voting Trust Certificate shall be entitled, until distribution of the Shares represented thereby as hereinafter provided for, to receive from time to time payments equal to the dividends and the other distributions, if any, received by the Voting Trustee in respect of such Shares.

The Voting Trustee may, in its discretion, from time to time, instead of receiving and distributing any dividend or other distribution declared on Trust Shares, authorize the Company to make payment thereof directly to the registered holders of the applicable outstanding Voting Trust Certificates.

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8) Stock Dividends. In case the Voting Trustee shall receive any share certificates of the Company issued by way of dividends upon Trust Shares, the Voting Trustee shall hold such shares likewise subject to the terms of this Agreement, and shall issue Voting Trust Certificates representing such share certificates to those entitled thereto.

9) Affiliate Status.

(a)	No Shareholder shall be deemed a beneficial owner as defined by Rule 13d-3 of the Exchange Act, unless deemed as such prior to becoming a Party to the Trust. Pursuant to Rule 13d-3(d)(1) no Shareholder shall have any power to revoke or terminate the Trust whereupon said Shareholder would thus become a beneficial owner as defined by Rule 13d-3.

(b)	Pursuant to Rule 16b-8 of the Exchange Act, no Shareholder who prior to becoming a Party to the Trust was not required to file any reports pursuant to Rule 16b, generally, shall be required to make any such filings as a result of becoming a Party to the Trust.

10) Term; Termination; Extension.

(a)	The Voting Trust and this Agreement shall continue to be in full force and effect for a period ending on December 31, 2018, unless extended pursuant to Section 10(b) of this Agreement. This Agreement may be terminated at any time by the unanimous vote of all Stockholders and the Voting Trustee, or pursuant to a closing by the Company and WODH, in which the Company has acquired a controlling ownership interest of not less than sixty percent (60%) of WOD Market LLC, a Colorado limited liability company, pursuant to that certain Joint Venture Agreement, dated February 24, 2017, by and between Company and WODH, as set forth in the executed Definitive Agreement and Amendment No. 2 described hereinabove.

(b)	Except as it would constitute a violation of the laws of the State of Florida, the term of this Agreement shall automatically be extended at any time for an additional one (1) year period, unless otherwise amended by the unanimous vote of all Stockholders, either by a writing signed by such Stockholders or at a meeting called for such purpose by any Stockholder upon the same notice as is required for a special meeting of the stockholders of the Company, to which end any Stockholder shall have access to the books of the Voting Trustee containing a record of the Stockholders.

(c)	Upon termination of the Voting Trust, the Trustee shall promptly send a notice to each Stockholder of such termination substantially in the form of Exhibit C attached hereto, and deliver to each Stockholder the Trust Shares owned by such Stockholder upon presentation and surrender of the applicable Voting Trust Certificate, accompanied, if required by the Voting Trustee, by properly executed transfers thereof to the Voting Trustee, within 30 days of such termination.

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11) Rules of Procedure. If there is more than one Voting Trustee, each Voting Trustee may adopt its own rules of procedure, and, in all matters by its decision, may act by proxy to any other person. The Voting Trustee, if an individual, may not act as a director or officer of the Company, and not may own Shares or other securities of the Company, except for the Trust Shares held in Trustee name.

12) Multiple Voting Trustees; Successor Voting Trustee. The number of Voting Trustees hereunder shall initially be one person. Upon the unanimous vote of all Voting Trustees then serving, the number of Voting Trustees may be increased or decreased, if more than one.

Any Voting Trustee hereunder may at any time resign by delivering a resignation in writing to the remaining Voting Trustee(s), to any designated successor thereto, or to one or more Stockholders. Each person appointed as a Voting Trustee hereunder shall make a written designation as to his successor as Voting Trustee in the event of his resignation, incapacity or death. Such designation may be changed at any time while the designating Voting Trustee remains in office. Upon the resignation, incapacity or death of a Voting Trustee, the most recently designated successor thereto shall be notified of his/her appointment and shall assume office as successor Voting Trustee upon written acceptance of such appointment. In the event that any Voting Trustee fails to designate a successor, the successor shall be chosen by the remaining Voting Trustee(s), or, if there are no remaining Voting Trustees, by the affirmative vote of holders of more than 50% percent of the Trust Shares. If a 50% or greater vote cannot be obtained, then the Board of Directors of the Company shall make such appointment on behalf of the Stockholders.

Each successor Voting Trustee shall, from the time of acceptance of such appointment, be deemed a Voting Trustee hereunder, and shall have all the title, rights and powers of a Voting Trustee hereunder, and all acts shall be done and all instruments shall be executed which shall be necessary or reasonably requested for the purposes of effecting such succession and of constituting any and all successor Voting Trustees at the time of such appointment as the owner of record of all of the Trust Shares.

13) Voting by Voting Trustee. In voting the Trust Shares or in otherwise acting hereunder, the Voting Trustee shall exercise his/her/its best judgment in the interests of the Company and Stockholders to the end that its affairs shall be properly managed, and its interests shall be properly promoted, but the Voting Trustee shall assume no responsibility in respect thereto or of any action taken by it or taken with its consent thereto, or pursuant to any vote so cast.

The Voting Trustee may vote the Trust Shares or take part in or consent to any corporate or stockholders’ action in person, in writing or by such person or persons as it shall at any time and from time to time select as its proxy or proxies; provided, however, that this power to act in person by writing or by proxy, shall not be construed to enable the Voting Trustee or its proxy to act otherwise than as provided in this Agreement.

Notwithstanding anything to the contrary in this Agreement, it is expressly provided that the Voting Trustee hereunder must vote all Trust Shares as a block on each and every issue and at all times. All Trust Shares shall be voted on each issue as determined by a majority in number of the Voting Trustees in office, and if no such majority has been achieved, then no Trust Shares shall be voted on such issue.

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14) Exoneration. No Voting Trustee, in his/her/its capacity as a stockholder of the Company, as a Voting Trustee or otherwise, shall be liable under this Agreement for any error of judgment or mistake of law or other mistake, or for any act or omission of any agent or attorney, or for any misconstruction of this Agreement or for any act or omission save only his own individual willful misconduct.

15) Compensation and Expenses. The Voting Trustee shall be paid an annual fee of $10,000, payable upon the termination date of this Agreement, and shall be reimbursed for all documented expenses, including, but not limited to, $500.00 for each cancellation, issuance, re-issuance or termination of Trust Shares, including applicable courier fees. The compensation and expenses of the Voting Trustee shall be paid by the Stockholders on a pro rata basis according to the number of Trust Shares owned by each Stockholder.

16) Injunction. The parties agree that any violation of this Agreement will cause irreparable harm and that in addition to any other remedy, injunctive and other equitable relief may be awarded. In addition, the parties agree that interim injunctive relief, in the form of a preliminary injunction or otherwise, may be issued to prevent actions or threatened actions on the part of a party hereto which may constitute a violation hereunder. The parties hereby consent to the jurisdiction of the courts of the State of Florida for all purposes relating to this paragraph and to this Agreement, including the granting of a preliminary injunction or other preliminary equitable relief.

17) Further Assurances. The parties hereto and their respective successors and assigns shall do all such things, execute all such documents, and provide all such reasonable assurances as may be required to carry out the terms and purposes of this Agreement.

18) Cumulative Remedies. Except as otherwise specifically provided in this Agreement, the rights and remedies available to any of the parties to this Agreement shall be deemed to be in addition to, and not in lieu of, any other rights and remedies available in law or equity.

19) Transferees’ Agreement to be Bound. No transfer of a Voting Trust Certificate shall be made upon the books of the Voting Trust (even though otherwise permitted) unless and until the transferee or transferees agree(s) to become a party to, and be bound by, this Agreement. Such agreement shall be in such form as may be acceptable to counsel for the Voting Trustee.

20) Miscellaneous.

(a) Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of Florida, without giving effect to the conflict of law principles of the State of Florida.

(b) Successors and Assigns. Except as otherwise expressly provided in this Agreement, this Agreement will be binding on, and will inure to the benefit of, the successors and permitted assigns of the parties to this Agreement. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights or obligations under or by reason of this Agreement, except as expressly provided in this Agreement.

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(c) Notices. All notices and other communications required or permitted hereunder will be in writing and will be delivered by hand or sent by overnight courier, fax or e-mail to:

If to the initial Voting Trustee:

Eilers Law Group, PA

1000 Fifth Street
Suite 200 – P2
Miami Beach, FL 33139

Fax: (305) 900-3144

Email: wreilers@eilerslawgroup.com

Attn: William Robinson Eilers, Esq.

with a copy to:

ELITE DATA SERVICES INC.

720 S. Colorado Blvd., PH North

Denver, CO 80246

Fax: (720) 240-9378

Email: admin@elitedate.io

Attention: Chief Executive Officer

If to any Stockholder, to the address of such Stockholder as set forth beneath such Stockholder’s signature to this Agreement.

Each party may furnish an address substituting for the address given above by giving notice to the other parties in the manner prescribed by this Section 20(c). All notices and other communications will be deemed to have been given upon actual receipt by (or tender to and rejection by) the intended recipient or any other person at the specified address of the intended recipient.

(d) Severability. In the event that any provision of this Agreement is held to be unenforceable under applicable law, this Agreement will continue in full force and effect without such provision and will be enforceable in accordance with its terms.

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(e) Disputes. Any controversy, claim or dispute arising out of or relating to this Agreement, shall be settled by binding arbitration in Orange County, Orlando, Florida. Such arbitration shall be conducted in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, with the following exceptions if in conflict: (a) one arbitrator shall be chosen by the Company; (b) each party to the arbitration will pay its pro rata share of the expenses and fees of the arbitrator, together with other expenses of the arbitration incurred or approved by the arbitrator; and (c) arbitration may proceed in the absence of any party if written notice (pursuant to the Arbitrator’s rules and regulations) of the proceeding has been given to such party. The parties agree to abide by all decisions and awards rendered in such proceedings. Such decisions and awards rendered by the arbitrator shall be final and conclusive and may be entered in any court having jurisdiction thereof as a basis of judgment and of the issuance of execution for its collection. All such controversies, claims or disputes shall be settled in this manner in lieu of any action at law or equity, provided however, that nothing in this subsection shall be construed as precluding brining an action for injunctive relief or other equitable relief. The arbitrator shall not have the right to award punitive damages or speculative damages to either party and shall not have the power to amend this Agreement. IF FOR ANY REASON THIS ARBITRATION CLAUSE BECOMES NOT APPLICABLE, THEN EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELTING TO THIS AGREEMENT OR ANY OTHER MATTER INVOLVING THE PARTIES HERETO.

(f) Construction. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Unless the context of this Agreement clearly requires otherwise: (a) references to the plural include the singular, the singular the plural, and the part the whole, (b) references to one gender include all genders, (c) “or” has the inclusive meaning frequently identified with the phrase “and/or,” (d) “including” has the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation,” and (e) references to “hereunder,” “herein” or “hereof” relate to this Agreement as a whole. Any reference in this Agreement to any statute, rule, regulation or agreement, including this Agreement, shall be deemed to include such statute, rule, regulation or agreement as it may be modified, varied, amended or supplemented from time to time.

(g) Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements and understanding other than this Agreement relating to the subject matter hereof.

(h) Amendment and Waiver. This Agreement may be amended only by a written agreement executed by the parties hereto. No provision of this Agreement may be waived except by a written document executed by the party entitled to the benefits of the provision. No waiver of a provision will be deemed to be or will constitute a waiver of any other provision of this Agreement. A waiver will be effective only in the specific instance and for the purpose for which it was given, and will not constitute a continuing waiver.

(i) Counterparts. This Agreement may be in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one instrument.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Agreement as of the date first written above.

VOTING TRUSTEE		STOCKHOLDER(S)

Eilers Law Group, PA , a Florida corporation		WOD Holdings Inc., a Delaware corporation

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Taryn Watson
	William Robinson Eilers, Esq.		Taryn Watson
	President		President

Address

720 S. Colorado Blvd., PH North Denver, CO 80246 Fax: (720) 289-6148 Email: taryn.watson@thewodmarket.com

Number of Shares Held:

A total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock, respectively, to be issued by the Company to the Voting Trustee, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with this Trust Agreement.

Acknowledged:

ELITE DATA SERVICES INC.

By:	/s/ Brenton Mix
Brenton Mix,
Chief Executive Officer

Signature Page to Voting Agreement

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IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Agreement as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA , a Florida corporation

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Dr. James G. Ricketts
	William Robinson Eilers, Esq.,		Dr. James G. Ricketts,
	President		Individually

Address

________________________
________________________
________________________
________________________

Number of Shares Held:

500,000 shares of Series B Preferred Stock, to be converted by the Company and Voting Trustee into a total of 5,000 shares of Series B Preferred Stock each, and 495,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with this Trust Agreement.

Acknowledged:

ELITE DATA SERVICES INC.

By:	/s/ Brenton Mix
Brenton Mix,
Chief Executive Officer

Signature Page to Voting Agreement

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IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Agreement as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA , a Florida corporation

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Stephen Antol
	William Robinson Eilers, Esq., President		Stephen Antol Individually

Address

__________________________________
__________________________________
__________________________________
__________________________________

Number of Shares Held:

500,000 shares of Series B Preferred Stock, to be converted by the Company and Voting Trustee into a total of 5,000 shares of Series B Preferred Stock each, and 495,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with this Trust Agreement.

Acknowledged:

ELITE DATA SERVICES INC.

By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

Signature Page to Voting Agreement

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IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Agreement as of the date first written above.

VOTING TRUSTEE		STOCKHOLDER(S)

Eilers Law Group, PA , A Florida corporation		Birch First Capital Investments LLC f/k/a Birch First Capital Fund LLC, a Delaware limited liability company

By:	/s/ William Robison Eilers, Esq.	By:	Birch First Capital Partners LLC
	William Robinson Eilers, Esq.,	f/k/a Birch First Capital Management LL
	President	Its:	Manager

By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund
Managing Director

Address

121 S. Orange Avenue, Ste. 1500 Orlando, Florida 32801 Tel: (561) 228-4107 Email: admin@birchfirst.com Attn: Managing Director

Number of Shares Held:

A Warrant for the right to purchase a total of 4,000,000 shares of Series B Preferred Stock, to be simultaneously exercised and converted by the Company and Voting Trustee into a total of 40,000 shares of Series B Preferred Stock each, and 3,960,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with this Trust Agreement.

Acknowledged:

ELITE DATA SERVICES INC.

By:	/s/ Brenton Mix
Brenton Mix
Chief Executive Officer

Signature Page to Voting Agreement

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IN WITNESS WHEREOF, the undersigned have executed this Voting Trust Agreement as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA , A Florida corporation			Baker & Myers & Associates LLC, a Nevada limited liability company

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Sarah Myers
	William Robinson Eilers, Esq.		Sarah Myers
	President		Manager

Address

__________________________
__________________________
__________________________
__________________________

Number of Shares Held:

A Warrant for the right to purchase a total of 3,000,000 shares of Series B Preferred Stock, to be simultaneously exercised and converted by the Company and Voting Trustee into a total of 30,000 shares of Series B Preferred Stock each, and 2,970,000 shares of Common Stock, respectively, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with this Trust Agreement.

Acknowledged:

ELITE DATA SERVICES INC.

By:	/s/ Brenton Mix
Brenton Mix,
Chief Executive Officer

Signature Page to Voting Agreement

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EXHIBIT A

[Form of Irrevocable Stock Transfer Power]

IRREVOCABLE STOCK TRANSFER POWER

I, Taryn Watson, President of WOD Holdings Inc, a Delaware corporation, do hereby irrevocably sell, assign and transfer unto, Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee of the DEAC Voting Trust dated March 14, 2017, all or any acquired portion of a total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock (the “Shares”), respectively, of Elite Data Services, Inc. (the “Company”), to be issued by the Company in the name of the Voting Trustee on the books of the Company, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with this Trust Agreement, and do hereby irrevocably constitute and appoint Manhattan Transfer Registrar Co. as attorney in fact to transfer the Shares on the books of the Company with full power of substitution in the premises.

STOCKHOLDER(S) WOD Holdings Inc., a Delaware corporation

By:	/s/ Taryn Watson
Taryn Watson,
President

Date: March 14, 2017

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EXHIBIT A

[Form of Irrevocable Stock Transfer Power]

IRREVOCABLE STOCK TRANSFER POWER

I, Dr. James G. Ricketts, do hereby irrevocably sell, assign and transfer unto, Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee of the DEAC Voting Trust dated March 14, 2017, a total of 500,000 shares (the “Shares”) of Series B Preferred Stock, $0.0001 par value per share, of Elite Data Services, Inc. (the “Company”) standing in the name of Dr. James G. Ricketts on the books of the Company, and do hereby irrevocably constitute and appoint Manhattan Transfer Registrar Co. as attorney in fact to transfer the Shares on the books of the Company with full power of substitution in the premises.

STOCKHOLDER(S)

By:	/s/ Dr. James G. Ricketts
Dr. James G. Ricketts,
Individually

Date: March 14, 2017

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EXHIBIT A

[Form of Irrevocable Stock Transfer Power]

IRREVOCABLE STOCK TRANSFER POWER

I, Stephen Antol, do hereby irrevocably sell, assign and transfer unto, Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee of the DEAC Voting Trust dated March 14, 2017, a total of 500,000 shares (the “Shares”) of Series B Preferred Stock, $0.0001 par value per share, of Elite Data Services, Inc. (the “Company”) standing in the name of Stephen Antol on the books of the Company, and do hereby irrevocably constitute and appoint Manhattan Transfer Registrar Co. as attorney in fact to transfer the Shares on the books of the Company with full power of substitution in the premises.

STOCKHOLDER(S)

By:	/s/ Stephen Antol
Stephen Antol
Individually

Date: March 14, 2017

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EXHIBIT A

[Form of Irrevocable Stock Transfer Power]

IRREVOCABLE STOCK TRANSFER POWER

I, Pier S. Bjorklund, Managing Director of Birch First Capital Partners, LLC (f/k/a Birch First Capital Management LLC), a Delaware limited liability company, and the Manager of Birch First Capital Investments LLC (f/k/a Birch First Capital Fund LLC), a Delaware limited liability company, do hereby irrevocably sell, assign and transfer unto, Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee of the DEAC Voting Trust dated March 14, 2017, the stock purchase warrant (the “Warrant”) for the right to purchase a total of 4,000,000 shares (the “Shares”) of Series B Preferred Stock, $0.0001 par value per share, of Elite Data Services, Inc. (the “Company”) standing in the name of Birch First Capital Fund LLC on the books of the Company, and do hereby irrevocably constitute and appoint Manhattan Transfer Registrar Co. as attorney in fact to transfer the Shares on the books of the Company with full power of substitution in the premises.

STOCKHOLDER(S)

Birch First Capital Investments LLC f/k/a Birch First Capital Fund LLC a Delaware limited liability company

By:	Birch First Capital Partners LLC
f/k/a Birch First Capital Mgmt. LLC
Its:	Manager

By:	/s/ Pier S. Bjorklund
Print Name:	Pier S. Bjorklund

Date: March 14, 2017

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EXHIBIT A

[Form of Irrevocable Stock Transfer Power]

IRREVOCABLE STOCK TRANSFER POWER

I, Sarah Myers, Manager of Baker & Myers & Associates LLC, a Nevada limited liability company, do hereby irrevocably sell, assign and transfer unto, Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee of the DEAC Voting Trust dated March 14, 2017, the stock purchase warrant (the “Warrant”) for the right to purchase a total of 3,000,000 shares (the “Shares”) of Series B Preferred Stock, $0.0001 par value per share, of Elite Data Services, Inc. (the “Company”) standing in the name of Baker & Myers & Associates LLC on the books of the Company, and do hereby irrevocably constitute and appoint Manhattan Transfer Registrar Co. as attorney in fact to transfer the Shares on the books of the Company with full power of substitution in the premises.

STOCKHOLDER(S) Baker & Myers & Associates LLC, a Nevada limited liability company

By:	/s/ Sarah Myers
Sarah Myers
Manager

Date: March 14, 2017

18

EXHIBIT B

[Form of Voting Trust Certificate]

DEAC VOTING TRUST CERTIFICATE

March 14, 2017

No. 001

199,000 shares of Series B Preferred Stock, and

19,801,000 shares of Common Stock

THIS VOTING TRUST CERTIFICATE (this “Certificate”) is issued under and pursuant to, its transfer restricted by, and the rights of the holder hereof are subject to and limited by, the terms and conditions of the DEAC Voting Trust Agreement (the “Agreement”), dated March 14, 2017, by and among certain holders of shares of the Series B preferred stock, $0.0001 par value per share (“Preferred Stock”) and shares of the common stock, $0.0001 par value per share (“Common Stock”), of ELITE DATA SERVICES INC., a Florida corporation (the “Company”), collectively hereinafter referred to as (the “Shares”), and Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee (hereinafter referred to collectively with any and all successors as the “Voting Trustee”).

Upon the termination of the Voting Trust as provided in the Agreement, and upon the presentation and surrender of this Certificate, accompanied, if required by the Voting Trustee, by a properly executed transfer thereof to the Voting Trustee, the holder hereof will be entitled to receive, pursuant to the issuance by the Company in the name of the Voting Trustee, as referenced on the books of the Company, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with the executed Trust Agreement, a certificate(s) (or book entry) for a total of 199,000 shares of Series B Preferred Stock, and 19,801,000 shares of Common Stock of the Company, respectively (the “Shares”), or such other applicable denomination thereof, pursuant to the terms of the Definitive Agreement and Amendment No. 2, as incorporated by reference in the Trust Agreement, and in the meantime to receive payments equal to the dividends and the other distributions, if any, received by the Voting Trustee with respect to the Shares. The Voting Trustee shall, with respect to the Shares, possess and be entitled to exercise all rights of the holders of Common Stock of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including, but without limiting the generality thereof, each and every matter set forth in the Agreement, all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, and to do and perform any other act or thing which the stockholders of the Company are now or may hereafter be entitled to do or perform, it being expressly stipulated that the holder hereof shall have no right, either under this certificate or under the Agreement, or under any agreement express or implied, or otherwise, to vote the Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

This Certificate is transferable only as provided in the Agreement, a copy of which may be obtained free of charge from the Voting Trustee upon written request, and then only upon the books of the Voting Trustee by the registered holder hereof in person or by attorney, upon surrender hereof properly endorsed. Until so transferred, the Voting Trustee and the Company may treat the registered holder as the owner hereof for all purposes whatsoever.

This certificate is not valid until signed by the Voting Trustee.

19

IN WITNESS WHEREOF, the Voting Trustee has executed this Voting Trust Certificate as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA ,			WOD Holdings Inc.,
a Florida corporation			a Delaware corporation

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Taryn Watson
	William Robinson Eilers, Esq.		Taryn Watson
	President		President

Address

720 S. Colorado Blvd., PH North
Denver, CO 80246
Fax: (720) 289-6148
Email: taryn.watson@thewodmarket.com

20

EXHIBIT B

[Form of Voting Trust Certificate]

DEAC VOTING TRUST CERTIFICATE

March 14, 2017

No. 002

500,000 shares of Series B Preferred Stock

THIS VOTING TRUST CERTIFICATE (this “Certificate”) is issued under and pursuant to, its transfer restricted by, and the rights of the holder hereof are subject to and limited by, the terms and conditions of the DEAC Voting Trust Agreement (the “Agreement”), dated March 14, 2017, by and among certain holders of shares of the Series B preferred stock, $0.0001 par value per share (“Preferred Stock”) and shares of the common stock, $0.0001 par value per share (“Common Stock”), of ELITE DATA SERVICES INC., a Florida corporation (the “Company”), collectively hereinafter referred to as (the “Shares”), and Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee (hereinafter referred to collectively with any and all successors as the “Voting Trustee”).

Upon the termination of the Voting Trust as provided in the Agreement, and upon the presentation and surrender of this Certificate, accompanied, if required by the Voting Trustee, by a properly executed transfer thereof to the Voting Trustee, the holder hereof will be entitled to receive, pursuant to the issuance by the Company in the name of the Voting Trustee, as referenced on the books of the Company, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with the executed Trust Agreement, a certificate(s) (or book entry) for a total of 5,000 shares of Series B Preferred Stock, and 495,000 shares of Common Stock of the Company, respectively (the “Shares”), converted from the original 500,000 shares of Series B Preferred Stock of the Company, deposited to and with the Voting Trustee, on the date of execution of the Trust Agreement, and in the meantime to receive payments equal to the dividends and the other distributions, if any, received by the Voting Trustee with respect to the Shares. The Voting Trustee shall, with respect to the Shares, possess and be entitled to exercise all rights of the holders of Common Stock of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including, but without limiting the generality thereof, each and every matter set forth in the Agreement, all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, and to do and perform any other act or thing which the stockholders of the Company are now or may hereafter be entitled to do or perform, it being expressly stipulated that the holder hereof shall have no right, either under this certificate or under the Agreement, or under any agreement express or implied, or otherwise, to vote the Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

This Certificate is transferable only as provided in the Agreement, a copy of which may be obtained free of charge from the Voting Trustee upon written request, and then only upon the books of the Voting Trustee by the registered holder hereof in person or by attorney, upon surrender hereof properly endorsed. Until so transferred, the Voting Trustee and the Company may treat the registered holder as the owner hereof for all purposes whatsoever.

This certificate is not valid until signed by the Voting Trustee.

21

IN WITNESS WHEREOF, the Voting Trustee has executed this Voting Trust Certificate as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA ,
a Florida corporation

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Dr. James G. Ricketts
	William Robinson Eilers, Esq.		Dr. James G. Ricketts
	President		Individually

Address
______________________________
______________________________
______________________________
______________________________

22

EXHIBIT B

[Form of Voting Trust Certificate]

DEAC VOTING TRUST CERTIFICATE

March 14, 2017

No. 003

500,000 shares of Series B Preferred Stock

THIS VOTING TRUST CERTIFICATE (this “Certificate”) is issued under and pursuant to, its transfer restricted by, and the rights of the holder hereof are subject to and limited by, the terms and conditions of the DEAC Voting Trust Agreement (the “Agreement”), dated March 14, 2017, by and among certain holders of shares of the Series B preferred stock, $0.0001 par value per share (“Preferred Stock”) and shares of the common stock, $0.0001 par value per share (“Common Stock”), of ELITE DATA SERVICES INC., a Florida corporation (the “Company”), collectively hereinafter referred to as (the “Shares”), and Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee (hereinafter referred to collectively with any and all successors as the “Voting Trustee”).

Upon the termination of the Voting Trust as provided in the Agreement, and upon the presentation and surrender of this Certificate, accompanied, if required by the Voting Trustee, by a properly executed transfer thereof to the Voting Trustee, the holder hereof will be entitled to receive, pursuant to the issuance by the Company in the name of the Voting Trustee, as referenced on the books of the Company, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with the executed Trust Agreement, a certificate(s) (or book entry) for a total of 5,000 shares of Series B Preferred Stock, and 495,000 shares of Common Stock of the Company, respectively (the “Shares”), converted from the original 500,000 shares of Series B Preferred Stock of the Company, deposited to and with the Voting Trustee, on the date of execution of the Trust Agreement, and in the meantime to receive payments equal to the dividends and the other distributions, if any, received by the Voting Trustee with respect to the Shares. The Voting Trustee shall, with respect to the Shares, possess and be entitled to exercise all rights of the holders of Common Stock of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including, but without limiting the generality thereof, each and every matter set forth in the Agreement, all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, and to do and perform any other act or thing which the stockholders of the Company are now or may hereafter be entitled to do or perform, it being expressly stipulated that the holder hereof shall have no right, either under this certificate or under the Agreement, or under any agreement express or implied, or otherwise, to vote the Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

This Certificate is transferable only as provided in the Agreement, a copy of which may be obtained free of charge from the Voting Trustee upon written request, and then only upon the books of the Voting Trustee by the registered holder hereof in person or by attorney, upon surrender hereof properly endorsed. Until so transferred, the Voting Trustee and the Company may treat the registered holder as the owner hereof for all purposes whatsoever.

This certificate is not valid until signed by the Voting Trustee.

23

IN WITNESS WHEREOF, the Voting Trustee has executed this Voting Trust Certificate as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA, a Florida corporation

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Stephen Antol
	William Robinson Eilers, Esq.,		Stephen Antol,
	President		Individually

Address

______________________________
______________________________
______________________________
______________________________

24

EXHIBIT B

[Form of Voting Trust Certificate]

DEAC VOTING TRUST CERTIFICATE

March 14, 2017

No. 004

4,000,000 shares of Series B Preferred Stock

THIS VOTING TRUST CERTIFICATE (this “Certificate”) is issued under and pursuant to, its transfer restricted by, and the rights of the holder hereof are subject to and limited by, the terms and conditions of the DEAC Voting Trust Agreement (the “Agreement”), dated March 14, 2017, by and among certain holders of shares of the Series B preferred stock, $0.0001 par value per share (“Preferred Stock”) and shares of the common stock, $0.0001 par value per share (“Common Stock”), of ELITE DATA SERVICES INC., a Florida corporation (the “Company”), collectively hereinafter referred to as (the “Shares”), and Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee (hereinafter referred to collectively with any and all successors as the “Voting Trustee”).

Upon the termination of the Voting Trust as provided in the Agreement, and upon the presentation and surrender of this Certificate, accompanied, if required by the Voting Trustee, by a properly executed transfer thereof to the Voting Trustee, the holder hereof will be entitled to receive, pursuant to the issuance by the Company in the name of the Voting Trustee, as referenced on the books of the Company, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with the executed Trust Agreement, a certificate(s) (or book entry) for a total of 40,000 shares of Series B Preferred Stock, and 3,960,000 shares of Common Stock of the Company, respectively (the “Shares”), exercised and converted from the original stock purchase warrant (the “Warrant”) for the right to purchase a total of 4,000,000 shares of Series B Preferred Stock of the Company, deposited to and with the Voting Trustee, on the date of execution of the Trust Agreement, and in the meantime to receive payments equal to the dividends and the other distributions, if any, received by the Voting Trustee with respect to the Shares. The Voting Trustee shall, with respect to the Shares, possess and be entitled to exercise all rights of the holders of Common Stock of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including, but without limiting the generality thereof, each and every matter set forth in the Agreement, all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, and to do and perform any other act or thing which the stockholders of the Company are now or may hereafter be entitled to do or perform, it being expressly stipulated that the holder hereof shall have no right, either under this certificate or under the Agreement, or under any agreement express or implied, or otherwise, to vote the Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

This Certificate is transferable only as provided in the Agreement, a copy of which may be obtained free of charge from the Voting Trustee upon written request, and then only upon the books of the Voting Trustee by the registered holder hereof in person or by attorney, upon surrender hereof properly endorsed. Until so transferred, the Voting Trustee and the Company may treat the registered holder as the owner hereof for all purposes whatsoever.

This certificate is not valid until signed by the Voting Trustee.

25

IN WITNESS WHEREOF, the Voting Trustee has executed this Voting Trust Certificate as of the date first written above.

VOTING TRUSTEE		STOCKHOLDER(S)

Eilers Law Group, PA ,		Birch First Capital Investments LLC
a Florida corporation		f/k/a Birch First Capital Fund LLC,
a Delaware limited liability company

By:	/s/ William Robison Eilers, Esq.	By:	Birch First Capital Partners LLC
f/k/a Birch First Capital Management LLC
		Its:	Manager

		By:	/s/ Pier S. Bjorklund
Pier S. Bjorklund,
Managing Director

Address

121 S. Orange Avenue, Ste. 1500
Orlando, Florida 32801
Tel: (561) 228-4107
Email: admin@birchfirst.com
Attn: Managing Director

26

EXHIBIT B

[Form of Voting Trust Certificate]

DEAC VOTING TRUST CERTIFICATE

March 14, 2017

No. 005

3,000,000 shares of Series B Preferred Stock

THIS VOTING TRUST CERTIFICATE (this “Certificate”) is issued under and pursuant to, its transfer restricted by, and the rights of the holder hereof are subject to and limited by, the terms and conditions of the DEAC Voting Trust Agreement (the “Agreement”), dated March 14, 2017, by and among certain holders of shares of the Series B preferred stock, $0.0001 par value per share (“Preferred Stock”) and shares of the common stock, $0.0001 par value per share (“Common Stock”), of ELITE DATA SERVICES INC., a Florida corporation (the “Company”), collectively hereinafter referred to as (the “Shares”), and Eilers Law Group, PA, Attn: William Robinson Eilers, Esq., as Voting Trustee (hereinafter referred to collectively with any and all successors as the “Voting Trustee”).

Upon the termination of the Voting Trust as provided in the Agreement, and upon the presentation and surrender of this Certificate, accompanied, if required by the Voting Trustee, by a properly executed transfer thereof to the Voting Trustee, the holder hereof will be entitled to receive, pursuant to the issuance by the Company in the name of the Voting Trustee, as referenced on the books of the Company, after the completion by the Company of a reverse split of 1:1000 of its Common Stock, in accordance with the executed Trust Agreement, a certificate(s) (or book entry) for a total of 30,000 shares of Series B Preferred Stock, and 2,970,000 shares of Common Stock of the Company, respectively (the “Shares”), exercised and converted from the original stock purchase warrant (the “Warrant”) for the right to purchase a total of 3,000,000 shares of Series B Preferred Stock of the Company, deposited to and with the Voting Trustee, on the date of execution of the Trust Agreement, and in the meantime to receive payments equal to the dividends and the other distributions, if any, received by the Voting Trustee with respect to the Shares. The Voting Trustee shall, with respect to the Shares, possess and be entitled to exercise all rights of the holders of Common Stock of any and every kind and character, including the right to vote such Shares and to take part in or consent in writing or otherwise to any corporate or stockholders’ action, whether ordinary or extraordinary, including, but without limiting the generality thereof, each and every matter set forth in the Agreement, all upon such terms and conditions and under such circumstances as the Voting Trustee may from time to time determine in its sole discretion, and to do and perform any other act or thing which the stockholders of the Company are now or may hereafter be entitled to do or perform, it being expressly stipulated that the holder hereof shall have no right, either under this certificate or under the Agreement, or under any agreement express or implied, or otherwise, to vote the Shares or to take part in or consent to any corporate or stockholders’ action requiring such vote.

This Certificate is transferable only as provided in the Agreement, a copy of which may be obtained free of charge from the Voting Trustee upon written request, and then only upon the books of the Voting Trustee by the registered holder hereof in person or by attorney, upon surrender hereof properly endorsed. Until so transferred, the Voting Trustee and the Company may treat the registered holder as the owner hereof for all purposes whatsoever.

This certificate is not valid until signed by the Voting Trustee.

27

IN WITNESS WHEREOF, the Voting Trustee has executed this Voting Trust Certificate as of the date first written above.

VOTING TRUSTEE			STOCKHOLDER(S)

Eilers Law Group, PA ,			Baker & Myers & Associates LLC,
a Florida corporation			a Nevada limited liability company

By:	/s/ William Robison Eilers, Esq.	By:	/s/ Sarah Myers
	William Robinson Eilers, Esq.		Sarah Myers
	President		Manager

Address

Reserved
______________________________
______________________________
______________________________
______________________________

28

EXHIBIT C

[Form of Termination Notice]

[DATE]

ELITE DATA SERVICES INC.

__________________________

__________________________

__________________________

__________________________

Notice is hereby given pursuant to Section 10(c) of the DEAC Voting Trust Agreement, dated March 14, 2017 (the “DEAC Voting Trust Agreement”), that the Voting Trust Agreement shall be terminated effective [DATE OF TERMINATION].

In connection with the above termination, and in accordance with the terms as set forth in Section 10 of the Voting Trust Agreement, as of the date set forth above, the Voting Trust Agreement shall cease to have any effect. Upon termination, the holders of any outstanding Voting Trust Certificates shall have no further rights under the Voting Trust Agreement, other than to receive certificates for their outstanding shares of common stock, upon surrender of the corresponding Voting Trust Certificate(s) within five (5) days after the termination of the Voting Trust Agreement.

Sincerely,

[Trustee]

29

EXHIBIT D

DEFINITIVE AGREEMENT

(Elite Data Services Inc. – WOD Holdings Inc.)

See Attached.

30

EXHIBIT E

AMENDMENT NO. 2 TO THE DEFINITIVE AGREEMENT

(Elite Data Services Inc. – WOD Holdings Inc.)

See Attached.

31